Virtus KAR Capital Growth Series and

Virtus Strategic Allocation Series (the “Series”),

each a series of Virtus Variable Insurance Trust

Supplement dated June 29, 2023 to the Series’ Summary Prospectuses,

Statutory Prospectuses and the Virtus Variable Insurance Trust Statement of Additional Information (“SAI”),

each dated April 28, 2023

Important Notice to Investors

Noran Eid will be added as a portfolio manager of the Series as of October 1, 2023. Kayne Anderson Rudnick Investment Management, LLC has announced that Doug Foreman, CFA, a portfolio manager of the Series, is expected to retire on December 31, 2024. The Prospectuses and SAI will be updated as appropriate at the time of the changes.

Investors should retain this supplement with the Prospectuses and SAI for future reference.

VVIT 8501-8507/KAR PM Announcement (6/2023)